Exhibit 99.2

5130 Industrial Street, LLC

Minneapolis, Minnesota

FINANCIAL STATEMENTS

As of and for the 3 Months Ended March 31, 2013 and 2012

5130 Industrial Street, LLC

TABLE OF CONTENTS

As of and for the 3 Months Ended March 31, 2013 and 2012

5130 Industrial Street, LLC

BALANCE SHEETS

As of March 31, 2013 and December 31, 2012

ASSETS

	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS
Land	$250,000	$250,000
Land improvements	140,000	140,000
Building and improvements	3,555,753	3,555,753
	3,945,753	3,945,753
Less: Accumulated depreciation	1,673,789	1,617,248
Net Property	2,271,964	2,328,505

Cash	229,018	66,732
Rents receivable, net of allowance for doubtful accounts of $5,000 in 2013 and 2012	623	333
Deferred rents receivable	70,390	73,433
Restricted escrows and reserves	182,056	153,976
Prepaid insurance	953	5,999
Deferred financing costs, net	54,013	57,390
Deferred leasing costs, net	5,538	6,521
TOTAL ASSETS	$2,814,555	$2,692,889

LIABILITIES AND MEMBERS’ DEFICIT
LIABILITIES
Notes payable	$4,543,463	$4,558,216
Accounts payable	56,498	35,598
Other accrued expenses	29,145	28,660
Tenant security deposits	35,136	35,136
Prepaid rent	-	6,320
Accrued interest	48,286	100,150
Total Liabilities	4,712,528	4,764,080

COMMITMENTS AND CONTINGENCIES	-	-

MEMBERS’ DEFICIT
Subscriptions receivable	-	(30,000)
Members’ deficit	(1,897,973)	(2,041,191)
Total Members’ Deficit	(1,897,973)	(2,071,191)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$2,814,555	$2,692,889

See accompanying notes to financial statements.

5130 Industrial Street, LLC

STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT

For the Three Months Ended March 31, 2013 and 2012

(Unaudited)

	2013	2012
OPERATING REVENUES
Rent	$92,101	$113,392
Operating expense reimbursement	34,300	42,036
Other income	90	490
Total Operating Revenues	126,491	155,918

OPERATING EXPENSES
General and administrative	50,147	26,117
Property operating expenses	29,877	29,381
Real estate taxes and insurance	34,191	31,888
Interest expense	73,693	75,435
Total Operating Expenses	187,908	162,821
Operating Loss	(61,417)	(6,903)

DEPRECIATION AND AMORTIZATION	60,901	60,901

NET LOSS	(122,318)	(67,804)

MEMBERS’ DEFICIT - Beginning of Period	(2,071,191)	(1,891,400)
Contributions	265,536	53,475
Subscriptions receivable	30,000	-
Distributions	-	-

MEMBERS’ DEFICIT - END OF PERIOD	$(1,897,973)	$(1,905,729)

See accompanying notes to financial statements.

5130 Industrial Street, LLC

STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2013 and 2012

(Unaudited)

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(122,318)	$(67,804)
Adjustments to reconcile net loss to net cash flows from operating assets and liabilities:
Depreciation and amortization	60,901	60,901
Changes in operating assets and liabilities:
Rents receivable	(290)	(1,978)
Deferred rents receivable	3,043	626
Prepaid insurance	5,046	-
Accounts payable	20,900	(139)
Other accrued expenses	485	18,178
Accrued interest	(51,864)	(24,917)
Prepaid rent	(6,320)	1,412
Net Cash Flows from Operating Activities	(90,417)	(13,721)

CASH FLOWS FROM INVESTING ACTIVITIES
Deposits to restricted escrows and reserves	(28,080)	(41,116)
Net Cash Flows from Investing Activities	(28,080)	(41,116)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in checks issued in excess of bank balance	-	21,418
Principal payments on notes payable	(14,753)	(20,056)
Contributions	295,536	53,475
Net Cash Flows from Financing Activities	280,783	54,837

Net Change in Cash	162,286	-

CASH - Beginning of Period	66,732	-

CASH - END OF PERIOD	$229,018	$-

See accompanying notes to financial statements.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Organization

5130 Industrial Street LLC (“the Company”) was incorporated in the state of Minnesota on November 23, 2005 to purchase real estate.  Until December 2012, M.G. Kaminski Revocable Trust owned 98% of the Company and Kamco, Inc. owned the remaining 2% (together, “the Kaminski Trusts”).  After contributions from new members since December 2012, the Kaminski Trusts owned 74% of the Company and the remaining 26% was owned by minority members as of March 31, 2013.

Basis of Presentation

5130 Industrial Street LLC (the “Company”) has prepared the foregoing unaudited financial statements in accordance with GAAP and the requirements of the SEC with respect to interim reporting. As permitted under these rules, certain footnotes and other financial information required by GAAP for complete financial statements have been condensed or omitted. The interim consolidated financial statements include all normal and recurring adjustments that are necessary for a fair presentation of our financial position and operating results.

For additional information, please refer to our audited financial statements and the accompanying notes for the years ended December 31, 2012 and 2011 included elsewhere in this Form 8-K.

NOTE 2 - INVESTMENT IN REAL ESTATE PROPERTIES AND ENTITIES

The Company owns and operates the following real estate properties:

5130 Industrial Street Maple Plain, MN

1350 Budd Ave Maple Plain, MN

The properties are primarily leased to tenants for mixed commercial and industrial usage.  The properties have a combined 171,639 net rentable square feet.  As of March 31, 2013, the Company has tenants occupying approximately 97% of the rentable office space.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to use estimates and assumptions which affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Significant items subject to such estimates and assumptions include determination of the useful life of property and other long-lived assets, valuation and impairment analysis of property and other long-lived assets, and valuation of the allowance for doubtful accounts. It is at least reasonably possible that these estimates could change in the near term.

Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company believes it is not exposed to any significant credit risk on cash equivalents.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Restricted Escrows and Reserves

The Company is required to hold cash in restricted escrow accounts for insurance, real estate taxes and a replacement reserve. The escrows are used to pay periodic charges of real estate taxes and assessments, tenant improvements, and leasing commissions. The balances in the escrow accounts were $182,056 and $153,976 as of March 31, 2013 and December 31, 2012, respectively.

Rents Receivable

Rents receivable and deferred rent are recorded at their estimated net realizable value. The Company follows a policy of providing an allowance for doubtful accounts, which is based on a review of outstanding receivables, historical collection information, and existing economic conditions. The Company does not require collateral and accounts are considered past due if payment is not made on a timely basis in accordance with our credit terms. Accounts considered uncollectible are written off. Receivables have been reduced by an allowance for doubtful accounts of $5,000 as of March 31, 2013 and December 31, 2012.

Revenue Recognition

Rent revenue is recognized on a straight-line basis over the terms of the related lease agreements. Differences between rent income earned and base rent amounts due per the respective lease agreements are credited or charged to deferred rent revenue or deferred rent receivable as applicable.  When the Company enters into lease modifications or extensions with current tenants, the deferred rent at the time of the extension is amortized over the remaining term of the lease, and the revised terms are considered a new lease. All tenants are also required to pay their share of operating expenses. Each tenant is billed monthly using an estimated operating cost adjustment based upon current budgeted operating expenses. An additional billing (or refund) is made in the following year after actual operating expenses are determined.

Deferred Leasing Costs and Tenant Allowance

Deferred leasing costs include leasing commissions that are capitalized and are being amortized by the straight-line method over the term of the lease. All direct and indirect costs, including estimated internal costs, associated with the leasing of real estate investments owned by the Company are capitalized and amortized over the term of the related lease. The Company includes lease incentive costs, which are payments made on behalf of a tenant to sign a lease, in deferred leasing costs and amortizes them on a straight-line basis over the respective lease terms as a reduction of rental revenue. Unamortized costs are charged to expense upon the early termination of the lease.

In leasing tenant space, the Company may provide funding to the lessee through a tenant allowance. In accounting for a tenant allowance, the Company determines whether the allowance represents funding for the construction of leasehold improvements and evaluates the ownership, for accounting purposes, of such improvements. If the Company is considered the owner of the leasehold improvements for accounting purposes, the Company capitalizes the amount of the tenant allowance and depreciates it over the shorter of the useful life of the leasehold improvements or the related lease term. If the tenant allowance represents a payment for a purpose other than funding leasehold improvements, or in the event the Company is not considered the owner of the improvements, for accounting purposes, the allowance is

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

considered to be a lease incentive and is recognized over the lease term as a reduction of rental revenue on a straight-line basis. The Company had accumulated amortization of $39,777 and $38,794 as of March 31, 2013 and December 31 2012, respectively. The Company had amortization expense of $983 in each of the three months ended March 31, 2013, and 2012, respectively.

Deferred Financing Costs

Costs incurred in connection with obtaining financing are capitalized and are being amortized to amortization expense on a straight-line basis over the financing term. The Company had accumulated amortization of $81,022 and $77,646 as of March 31, 2013, and December 31, 2012, respectively. The Company had amortization expense of $3,376 in each of the three months ended March 31, 2013 and 2012, respectively.

Real Estate Property

Real estate property is stated at cost, net of accumulated depreciation.  Property such as land, building and improvements include cost of acquisitions, development, and construction and tenant allowances and improvements. Depreciation and amortization are provided over estimated useful lives ranging from 10 to 25 years by use of the straight-line method. Maintenance and repairs are expensed as incurred; major improvements are capitalized.

Impairment

Long-lived assets, such as real estate property, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable.  An impairment loss would be recognized when the estimated future cash flows from the use and eventual disposition of the asset are less than the carrying amount of that asset. The Company did not recognize any impairment losses for either of the three months ended March 31, 2013 or 2012.

Income Taxes

The Company is a limited liability company which is a disregarded entity for tax purposes; therefore, taxable net income (loss) of the Company is included in the income tax returns of its members. Accordingly, no recognition has been given to federal or state income taxes in these financial statements.

The Company's policy of accounting for uncertain tax positions is to recognize the tax effects from an uncertain tax position in the financial statements, only if the position is more likely than not to be sustained on audit, based on the technical merits of the position. The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized, upon ultimate settlement with the relevant tax authority.

The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for the years before 2009. The Company is not currently under examination by any taxing jurisdiction. In the event of any future tax assessments, the Company has elected to record the income taxes and

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

penalties as general and administrative expense and any related interest as interest expense in the Company's statements of operations and member's deficit.

NOTE 4 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events for matters that require recognition or disclosure in the Company’s financial statements through the date these financial statements were issued. Contributions from other members totaling $50,000 was contributed in April 2013.  The Company received executive search services in exchange for membership units that were valued at $20,000 that was recognized as compensation expense in April 2013.  As of June 7, 2013, the Kaminski Trusts owned 55% of the Company and remaining members each owned less than 15%.

On June 7, 2013, the holders of a 49% interest in the Company entered into a contribution agreement with Guide Holdings, Inc., a Utah corporation, pursuant to which these equity holders in our company contributed such interest in exchange for 2,710,190 shares of Guide Holdings, Inc. common stock.  Also on June 7, 2013, the Kaminski Trusts entered into a contribution agreement with Talon Real Estate, LLC, a Minnesota limited liability company, pursuant to which a 51% interest in the Company owned by the Kaminski Trusts will be contributed in exchange for 2,820,810 membership units of Talon Real Estate, LLC upon receipt of all required consents.

NOTE 5 - NOTES PAYABLE

The Company holds two mortgages that are secured by the underlying real estate and mature on April 2017.

Notes payable consist of the following:

	March 31, 2013	December 31, 2012
Mortgage Note A Due in monthly installments of principal and interest of $22,446 with a fixed interest rate of 6.049%, maturing April 8, 2017.	$4,246,055	$4,260,727

Mortgage Note B Due in monthly installments of principal and interest of $3,062 with a fixed interest rate of 12.75%, maturing April 8, 2017.	$297,408	$297,489

Aggregate minimum principal maturities required on notes payable for years ending December 31 are as follows:

2013	$59,273
2014	68,003
2015	72,377
2016	76,212
2017	4,267,598
TOTAL	$4,543,463

The Company is required to periodically fund and maintain escrow accounts to make future real estate tax and insurance payments, as well as to fund certain capital expenditures.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 6 - TENANT LEASES

The Company leases various commercial and industrial space to tenants over terms ranging from one to ten years. Some of the leases have renewal options for additional terms. The leases expire at various dates from June 2013 to February 2016. The leases provide for base monthly rentals and reimbursements for real estate taxes and common area maintenance.

At March 31, 2013, the Company has the following future minimum rentals on non-cancellable leases:

2013	$213,366
2014	267,244
2015	269,913
2016	34,409
TOTAL	$894,627

NOTE 7 - TRANSACTIONS WITH RELATED PARTIES

The Company engages in services with related parties due to common ownership which are described below.

The Company had a management agreement with Kasa Real Estate LLC, a related party.  The management fees were $6,146 and $8,825 for the three months ended March 31, 2013 and 2012, respectively. In 2012, the company also had an administrative and maintenance agreement with this company with fees totaling $15,407 for the three months ended March 31, 2012.

The Company has general services and maintenance agreements with Outside Services & Storage LLC.  The total cost of these services was $20,244 and $15,831 for the three months ended March 31, 2013 and 2012, respectively.  The Company also has a lease agreement with Outside Services & Storage LLC.  This agreement allows Outside Services & Storage LLC to occupy 17,841 square feet of the industrial building located at 5130 Industrial Street and 24,000 square feet at 1350 Budd Ave at below market rental rates.  The Company received lease payments of $0 and $30,500 for the three months ended March 31, 2013 and 2012, respectively. Related party revenue is recognized when received.

There were no amounts due to or from related parties as of March 31, 2013 and December 31, 2012.

NOTE 8 - CONCENTRATIONS

The Company has two tenants that rent approximately 59% of the total rentable space for the three months ended March 31, 2013 and 2012, respectively. One of these tenants is Outside Services & Storage LLC, a related party that rents 24% of the rentable space. No rents were received in 2013 and $30,500 was collected for the three months ended March 31, 2012 from the related party.  The largest tenant rents 35% of the rentable space.  The Company had one unrelated tenant who accounted for all of the total outstanding receivable balance as of March 31, 2013 and December 31, 2012.

5130 Industrial Street, LLC

NOTES TO FINANCIAL STATEMENTS

As of and for the Three Months Ended March 31, 2013 and 2012

(Unaudited)

NOTE 9 - RESTRICTED ESCROWS AND RESERVES

According to the terms of the Company's notes payable agreements (Note 5), the Company is required to make monthly and quarterly deposits to various escrow and reserve accounts for the payment of real estate taxes, tenant improvements and leasing commissions. The balances in these restricted escrows and reserve accounts are as follows:

	March 31, 2013	December 31, 2012
Real estate tax escrow	$81,085	$59,591
Replacement reserve escrow	76,800	73,940
Property insurance escrow	24,170	20,445
	$182,055	$153,976

NOTE 10 - COMMITMENTS AND CONTINGENCIES

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims and administrative proceedings will not have a material adverse impact on the Company’s financial position or results of operations.